SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 26, 2005

                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                   001-11001                    06-0619596
(State or other jurisdiction       (Commission               (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut 06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
              (Registrant's Telephone Number, Including Area Code)

                           No Change Since Last Report
                           ---------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

          (a) In connection with the resignation of L. Russell Mitten, former Senior Vice President, General Counsel and Secretary of the Company, on July 13, 2005 the Company entered into a separation agreement with Mr. Mitten (which was amended as of August 31, 2005). The agreement provides for severance equal to one years' base salary plus a bonus for 2005 prorated through August 31, 2005. The agreement also provides for vesting of restricted shares through 2006, which shares Mr. Mitten would otherwise have forfeited.

          (b) As previously reported by the Company, at the Company's 2005 Annual Meeting of Stockholders, the Company's stockholders approved the proposed amendment to the Company's Amended and Restated 2000 Equity Incentive Plan (the "Plan") to remove the 2,500,000 share sub-limit for stock-based awards, other than stock options, without increasing the total number of shares available for issuance under the Plan. A copy of the Plan is incorporated herein by reference to Appendix A to the Company's Proxy Statement dated April 20, 2005.

          (c) Effective July 1, 2005, the Company amended its compensation arrangements for non-employee directors to reduce the fee payable to the lead director from $20,000 to $15,000 and to provide a $30,000 annual fee for a non-employee Chairman. The Company's Board of Directors does not currently have a Chairman.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Exhibits:

               10.19.2   Amended  and  Restated  2000  Equity   Incentive   Plan
               (incorporated by reference to Appendix A to the Company's Proxy Statement dated April 20, 2005, File No. 001-11001).

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)



                           By:  /s/ Robert J. Larson
                                --------------------------
                                Robert J. Larson
                                Senior Vice President and
                                Chief Accounting Officer


Date:  November 1, 2005